UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 639-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 24, 2015, the Audit Committee of the Board of Directors of BBCN Bancorp, Inc. (“the Company”) notified KPMG LLP (“KPMG”) that they had been dismissed as the Company’s independent registered public accounting firm. This decision was a result of a request for proposal process and a competitive review of independent registered public accounting firms conducted by the Audit Committee. On June 30, 2015, the Audit Committee engaged BDO USA, LLP (“BDO”) as the independent registered public accounting firm for the Company for the year ending December 31, 2015.

The audit reports of KPMG on the Company’s financial statements for the years ended December 31, 2012, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012, 2013 and 2014, and through June 24, 2015, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report.  None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the U.S. Securities and Exchange Commission’s (the “Commission”) rules and regulations have occurred during the fiscal years ended December 31, 2012, 2013 and 2014 or through June 24, 2015.

The Company has requested KPMG to furnish the Company with a letter addressed to the Commission stating whether KPMG agrees with the above statements. A copy of KPMG’s letter, dated June 30, 2015, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2012, 2013 and 2014 and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted BDO regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement with KPMG on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the Commission’s rules and regulations.

The Company requested that BDO review the information set forth in the immediately preceding paragraph of this Item 4.01 before this Current Report on Form 8-K was filed with the Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.         Description of Exhibit

16.1	Letter from KPMG LLP to the U.S. Securities and Exchange Commission, dated June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: June 30, 2015	/s/ Kevin S. Kim
Kevin S. Kim
Chairman and Chief Executive Officer